Exhibit 99.2

A Global Powerhouse

For 104 Years & Growing

Disclaimer This investor presentation (this “Presentation”) is for informational purposes with respect to the proposed business combination (the “Business Combination”) among Magnum Opus Acquisition Limited (“Magnum Opus”), Forbes Global Holdings Inc. and Forbes Global Media Holdings Inc. (together with their direct and indirect subsidiaries and affiliates, the “Company”).No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Magnum Opus, the Company, or any of their respective affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Information The information contained herein does not purport to be all-inclusive and none of Magnum Opus, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Neither Magnum Opus, the Company, nor any of their respective affiliates, agents, advisors, directors, officers, employees, partners, representatives and shareholders shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this Presentation or for omissions from the information in this Presentation. We reserve the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide you with access to the amended information or to notify you thereof. Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or Magnum Opus’s or the Company’s future financial or operating performance. For example, projections of tax benefits, future financial and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Magnum Opus and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Magnum Opus, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Magnum Opus, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Magnum Opus or the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Magnum Opus’s final prospectus relating to its initial public offering dated March 23, 2021 and the risks described below under “Certain Risks Applicable to the Company.” Readers are cautioned that this list of factors should not be construed as exhaustive. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Magnum Opus nor the Company undertakes any duty to update these forward-looking statements.

Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company elieves these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projection This Presentation contains financial forecasts with respect to the Company’s projected financial results, including revenues, contribution margin, EBITDA and operating cash flow and certain ratios and other metrics derived therefrom, for the Company’s fiscal years 2021 through 2022 and from 2023 onward. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, Magnum Opus and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither Magnum Opus nor the Company has independently verified the accuracy or completeness of any such third-party information. Trademarks and Intellectual Property All trademarks, service marks, and trade names of the Company or its affiliates used herein are trademarks, service marks, or registered trade names of the Company as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Additional Information In connection with the proposed Business Combination, Magnum Opus intends to file a preliminary proxy statement and a definitive proxy statement with the SEC, and Magnum Opus will mail a definitive proxy statement relating to the proposed Business Combination to its shareholders. This Investor Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Magnum Opus’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents incorporated by reference therein filed in connection with the proposed Business Combination, as these materials will contain important information about Magnum Opus, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to shareholders of Magnum Opus as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents incorporated by reference therein filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Magnum Opus Acquisition Limited, 15th Floor, Nexxus Building, 77 Des Voeux Road, Central, Hong Kong.

Participants in the Solicitation Magnum Opus and its directors and executive officers may be deemed participants in the solicitation of proxies from Magnum Opus’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Magnum Opus is contained in Magnum Opus’s final prospectus related to its initial public offering dated March 23, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Magnum Opus Acquisition Limited, 15th Floor, Nexxus Building, 77 Des Voeux Road, Central, Hong Kong. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Magnum Opus in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available. Certain Risks Applicable to the Company The Company is subject to a broad spectrum of risks and uncertainties that may lead to actual events, results or performance to differ materially from what is represented in this Presentation. Key risk factors include: Risks related to the timing and likelihood of completing the Business Combination due to closing conditions not being satisfied or failure to obtain the necessary approvals from shareholders or regulators. If the Company fails to continue to retain and grow its subscriber base, its business and results of operations may be materially and adversely affected. The advertising revenue generated by the Company is affected by various factors, including economic conditions, market dynamics, audience fragmentation and evolving digital advertising trends. The success of the Company depends on its ability to maintain the value and reputation of its brand. The Company faces significant competition from other sources of news, information and entertainment, including both traditional and new content providers, and its success depends on its ability to compete effectively. The international operations expose the Company to risks that could adversely affect its business, financial condition and results of operations. Theft of the Company’ content, including digital piracy, may decrease revenue and adversely affect its business and profitability. If the Company is unable to obtain, maintain and protect its intellectual property rights, in particular trademarks and copyrights, its ability to compete could be significantly impacted. The Company utilizes various licensing and selling models in its operations, and its success is dependent on its ability to manage these different models effectively. The failure of licensees to adequately produce, market, import and sell products bearing the Company’ trademarks in their license categories, continue their operations, renew their license agreements or fulfill their obligations under their license agreements could have an adverse effect on the Company’ business, financial condition and results of operations. The Company’ content involves risks of liability claims for media content, such as defamation, invasion of privacy, negligence and copyright or trademark infringement, which could adversely affect its business, financial condition or results of operations. The Company relies significantly on the ability of consumers to access its products through the Internet. Changes in how network operators handle and charge for access to data that travel across their networks could adversely impact the business of the Company. The digital operations of the Company are subject to system failures. The success of the Company depends on its ability to respond and adapt to changes in technology and consumer behavior and improve its technical infrastructure. The Company is subject to data security and privacy risks. Cyberattacks and security breaches of the technology infrastructure of the Company or those impacting the Company’ customers or third parties, could adversely impact the Company brand, reputation and its business, financial condition and results of operations. The Company is subject to payment processing risk, which could lead to adverse effects on its business and results of operations. The Company is subject to taxation related risks in multiple jurisdictions. Accounting and tax treatment of the Company activities in different jurisdictions may change or be uncertain. If such accounting and tax treatment changes or such activities are not properly characterized for accounting or tax purposes, the Company’ financial position and results of operations could be adversely affected. The Company may be subject to complaints from customers, litigation and regulatory investigations and proceedings from time to time. The ongoing novel coronavirus (COVID-19) pandemic and other similar epidemics, pandemics or widespread health crises could have a material adverse effect on the Company’ business, financial condition and results of operations. Industry data, projections and estimates contained in this presentation are inherently uncertain, subject to interpretation and may not have been independently verified. The foregoing summarizes certain of the general risks related to the business of the Company, and such list is not exhaustive. The foregoing list has been prepared solely for purpose of assisting interested parties in making their own evaluation with respect to the proposed Business Combination and not for any other purpose. You should carefully consider these risks and uncertainties together with the other available information and should carry out your own diligence and consult with your own financial and legal advisors. A more expansive description of the key risk factors will be filed with the SEC as part of the proxy statement referred to above and in subsequent filings with the SEC, and such risk factors will be more extensive than, and may differ significantly from, the above summary.

Today’s Presenters Mike Federle CEO, Forbes Mike York CEO, Forbes Vadim Supitskiy CEO, Forbes Jonathan Chairman & CEO, Opus Lin Frank Han President, Opus Kevin Lee CFO, Opus

Key Investment Highlights Iconic, global, and trusted information brand with 104 years of history Strong industry tailwinds driven by continued digital growth. Expansive reach with a digital eco-system of 150 million engaged audience. Organic investment initiatives to accelerate growth in high quality and recurring revenue verticals. Robust fundamentals of healthy top line growth, attractive margins and unit economics. Compelling valuation versus public comparables and precedents

Magnum Opus Acquisition Limited (“Opus”) is a publicly listed special purpose acquisition vehicle with approximately $200 million of cash in trust Forbes has agreed to combine with Opus: Values Pro Forma Forbes at an enterprise value of $685 million, or $630 million net of tax benefits(1),(2),(3) Represents an attractive entry multiple of 2.7x 2022E Revenues and 11.8x 2022E EBITDA, post-tax benefits(4) Growth adjusted entry multiple of 0.2x(4),(5) $400 million in concurrent PIPE financing at closing of the proposed transaction After giving effect to the transaction, assuming no redemptions, the Company will have approximately $145 million in cash and public currency to accelerate growth(4)

Estimated Sources & Uses Uses   $ % Cash to Balance Sheet $ 145.0 17.5% Estimated Transaction Expenses $ 15.0 1.8% Secondary to Existing Shareholders(1) $ 440.0 53.0% Existing Shareholder Rollover $ 180.0 21.7% Founder Shares held by Opus $ 50.0 6.0% Total Uses $ 830.0 100.0% Sources   $ % Opus Cash from Trust(2) $ 200.0 24.1% Existing Shareholder Rollover $ 180.0 21.7% PIPE Investors $ 400.0 48.2% Founder Shares held by Opus $ 50.0 6.0% Total Sources $ 830.0 100.0% Illustrative Pro Forma Valuation(3) Pro Forma Shares Outstanding   83.00 Share Price $ 10.00 Pro Forma Equity Value $ 830.0 Add: Pro Forma Net Debt / (Cash)(4) $ (145.0) Pro Forma Enterprise Value(4) $ 685.0 Less: Tax Benefits(5) $ (55.0) Pro Forma Enterprise Value, Net of Tax Benefit $ 630.0 PF EV / 2022E Pro Forma Revenue(5)   2.9x PF EV / 2022E Pro Forma EBITDA(5)   12.8x PF EV Net of Tax Benefit / 2022E Pro Forma Revenue(5) 2.7x PF EV Net of Tax Benefit / 2022E Pro Forma EBITDA(5) 11.8x Pro Forma Ownership Existing Shareholders   21.7% PIPE Investors   48.2% Opus Public Shareholders   24.1% Opus Founder Shares   6.0%Total   100.0%

“Close the gap” between enterprise value and brand value through conversion From Transition to Digital to Conversion of Digital footprint

Monetize our brand and audience Strengthen the Core Strategy High quality and high impact content informed by data Drive users through higher engagement funnel Outcome Consumer / membership based revenues Leverage the Brand Strategy Increased brand equity through understanding our customers better Outcome Brand extensions into high growth and high incumbency verticals where we have a captive audience

To give people the knowledge, resources, inspiration and connections they need to achieve success.

Forbes is a Brand for Success and Validation

Highlights of a 104 Year Iconic Brand Forbes magazine, founded by B.C. Forbes and Walter 1982 Drey, publishes first issue 1917 Forbes 400 list launches

150M 6.0M 42M Top 50 45 Digital Ecosystem Readers Social Media Followers Global Site on Internet Global Editions 79M 3.1M 17M 3.5BN 70 Monthly Organic Search Noted Audience Twitter Followers Annual Pageviews Countries Views 21M+ #1 17M 1/3 27 View on Global Licensee For Readers, Millennials and LinkedIn U.S. Population / Month Languages Sites ROI vs. Business Media   Competitive Set

Expansive Reach of Audience…and across diverse and highest value demographic cohorts 58/42 #1 43% 500kMale / Female % Executive Reach Rank More Likely to Reach Print Subscribers     $150K+ income reader 65/35 27.4% 45% 27 U.S / International % Executive Reach % More Likely to Reach Paid Newsletters     Grad School Educated     46% 27     College educated Languages     population reach

Large Addressable Opportunity Trajectory driven by global digital tailwind

Forbes Ecosystem Today A trusted information eco-system supported by technology

Our Editorial Audience growth fueled by world class, trusted information and content

Forbes Reimagined Business Model Rethinking digital to unlock value Where: Complementary Online and Offline Ecosystem Multiple online and offline touchpoints to capture a wider aspirational set of audience and consumers Enable instant and frictionless Facilitate an interactive consumer customer engagement ecosystem that increasingly captures “share of mind"

Consumer Ecosystem Business Model Proprietary competencies to drive conversion Engagement         Monetization   Engaging consumers with more targeted   Membership content   Subscriptions  Predicting consumer interests with algorithms, accelerating product testing while gaining consumer insights   Empowering editorial teams with actionable intelligence

Driving Conversion to Increase Lifetime Value
Scalable and synergistic content platform

Forbes



Increased Monetization
Membership Migration
Active
Engaged
Loyal
High Value

Membership Status	Long Term Target	Cumulative Lifetime Spend	Selected Offerings
• Currently 150M • Forbes.com • Social media platforms • Magazine readers • Low customer acquisition cost given captive audience	• 150M+	• N/A	• Basic editorial • Breaking News • Branded Content • Video & Social
• Audience segmentation & targeting • Capturing marketing opt-ins • Building 1st party data profiles • Maximizing newsletter sign-ups • Improving cost per thousand impressions ("CPMs")	• +15M Registered Users	• N/A	• Newsletters • Lists Access • Tools & Guides • Commenting & Following • Curated Content
• Deeply engaged: 4x more visits and 6x more time spent • Consumer subscriptions (currently 23K subscribers) • Premium CPMs	• +1M Paid Subscribers	• $500-600[1]	• Premium Newsletters • Paywall Content • Insights • Events • Education
• High value paying subscribers • Multiple opt-in bundles • "Power users"	• +100K Paid Subscribers	• >$1,000-1,200[2]	• Exclusive Invitations • Membership recognition • Communities • Profiles

1) Assumes annual churn of 30-35% and monthly subscription of US$14.99.
2) Assumes annual churn of 25-30% and monthly subscription of US$31.5 = $14.99 @ 30% discount * 3 products from cross-sell.

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Personal Finance & Knowledge & Entrepreneurship & Lifestyle &   Investing Education Technology Entertainment   209M impressions 155M impressions 339M impressions 113M impressions Existing Audience 20M users 12M users 26M users 11M users • 44K registered users 54K registered users 45K registered users 23K registered users & Assets 34 newsletters 15 newsletters 6 newsletters 5 newsletters   Strong tailwind of growing retail investor  Forbes’ unique ability to attract and  Forbes is a champion of   Strong affinity with luxury and Value base gather global thought leaders and experts entrepreneurial capitalism affluent audience base globally   Strong opportunity to capitalize via robust •  Brand has grown strong roots Proposition productization   within the startup, tech and VC knowledge of the space     ecosystem

E-commerce Partnership with digital companies by incorporating product reviews with link of purchase Marketplace Trusted Product Reviews Recommendations enabling users to make informed decisions with fully integrated media opportunities for advertisers FinTech Investing app empowering every-day investors with AI / machine learning driven investment and portfolio management capabilities 2021 Fintech Breakthrough Awards – Winner of Best Retail Investment Platform 2020 Benzinga Global Fintech Awards – Listmaker of the Year for Best New Product; Robo-Advisor; Influential Data Scientist – Stephen Mathai-Davis

  Current (2020-2022E) Long Term (2023+) Media Revenue Mix 65% 45% Consumer & Brand Extension Mix 35% 55% Pro Forma Revenue CAGR 14% or 17% ex-magazine 20%+ Pro Forma Contribution Margin 63-64% 70%+ EBITDA Margin 19-22% 25%+ EBITDA CAGR 23% 25%+ Cash Flow Conversion(1) 70%+ 80%+

Result of continued availability of historically generated amortization deductions available through 2029 Total of $213 million in potential tax shield available Accumulated NOLs in current structure(2) Total of $48 million in potential tax shield available

Compelling Valuation versus Precedent Transactions Strategics have paid average of 4.6x EV/Revenue and 25.8x EV/EBITDA for branded business information assets

In millions USD           Forecast (1) '20-'22     2019   2020   2021 2022 CAGR Revenue Media   150   132   138   147 6% % Growth       -12%   5%   7% Brand Extensions   58   40   47   56 19% % Growth       -31%   19%   19% Consumer   3   9   16   21 51% % Growth       182%   75%   30% Consolidated Revenue $ 211 $ 180 $ 201 $ 224 11% % Growth       -15%   11%   12% Proportionate Revenue from Unconsolidated Subsidiary (2) $ 0 $ 2 $ 10 $ 13 Pro Forma Revenue $ 211 $ 183 $ 211 $ 237 14% % Growth       -14%   15%   13% Contribution Margin Media   82   80   85   91 7% % Growth       -3%   7%   7% % Margin   55%   60%   62%   62% Brand Extensions   35   27   30   34 13% % Growth       -24%   13%   12% % Margin   61%   67%   64%   60% Consumer   -   8   13   16 44% % Growth           60%   30% % Margin   0%   88%   80%   80% Consolidated   118   114   128   142 11% % Growth       -3%   12%   11% % Margin   56%   63%   64%   63%

Pro Forma EBITDA Reconciliation In millions USD       Forecast(1) '20-'22     2019   2020   2021   2022 CAGR EBITDA Reported EBITDA $ 41 $ 35 $ 43 $ 52 21% Less: Public Company Costs(1) $ (2) $ (2) $ (2) $ (2) Add: Start Up Loss from New Business(1) $ - $ 2 $ 2 $ 2 Add: Proportionate Unconsolidated Subsidiary(2) $ - $ - $ 1 $ 1 Pro Forma EBITDA   40   35   44   53 23% % Growth       -12%   26%   20% % Margin   19%   19%   21%   22%

Dec-19 Dec-20 ASSETS Deferred subscription commissions $6,086 $2,610 PPE $8,088 $9,649 Investments $2,671 $4,748 Goodwill $41,897 $32,990 Intangibles $130,102 $119,049 Other assets $5,642 $4,829 Non-current assets $194,486 $173,875 Cash and cash equivalents $17,871 $47,759 Accounts receivable $54,711 $44,838 Deferred subscription commissions $11,035 $7,852 Prepaid expenses and other $10,845 $13,415 Due from affiliates $968 $2,208 Discontinued operations $1,158 $2 Current assets $96,588 $116,074 TOTAL ASSETS $291,074 $289,949 Dec-19 Dec-20 LIABILITIES & EQUITY AP, accrued expenses and other liabilities $10,521 $8,082 Accrued compensation $8,707 $7,285 Unexpired subscriptions $13,393 $10,769 Deferred revenues $10,537 $9,262 Loans payable, net of debt discount $670 $8,706 Discontinued operations $132 $49 Current liabilities $43,960 $44,153 Loans payable, net of debt discount $12,912 $12,242 Deferred revenues $3,509 $4,139 Unexpired subscriptions $10,059 $5,949 Deferred tax liability $309 $309 Other liabilities $7,902 $6,761 Non-current liabilities $34,691 $29,400 TOTAL LIABILITIES $78,651 $73,553 TOTAL EQUITY $212,423 $216,396 TOTAL LIABILITIES & EQUITY $291,074 $289,949

FY 2019 FY 2020 Net Income $7,003 $4,684 Depreciation and amortization $24,442 $24,561 Share-based compensation $2,583 ($542) Loss/(gain) on sale of assets and investments $85 ($12) Minority interest in income of JV ($74) ($555) Changes in operating assets and liabilities ($13,913) $1,821 Net cash provided by operating activities $20,126 $29,957 Purchases of PPE ($3,399) ($4,579) Proceeds on the sale of assets and investment $33 $12 Purchase of investments - ($2,077) Net cash used in investing activities ($3,366) ($6,644) Distributions to shareholders ($25,325) ($719) Repayments under the term loan ($750) ($750)

Proceeds from loans payable, net of discount ($1,923) $8,036 Finance fees - - Investment in Quantalytics $600 - Net cash used in financing activities ($27,398) $6,567 FX rate changes on cash and restricted cash ($38) $8 Net increase in cash, cash and restricted cash ($10,676) $29,888